©2021 Herc Rentals Inc. All Rights Reserved. Shifting Into High Gear

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 2 Larry Silber President & Chief Executive Officer Herc Rentals Team & Agenda Aaron Birnbaum Senior Vice President & Chief Operating Officer Agenda • Safe Harbor • Q1 2023 Overview • Q1 Operations Review • Q1 Financial Review • 2023 Outlook • Q&A Leslie Hunziker Senior Vice President Investor Relations & Communications Mark Humphrey Senior Vice President & Chief Financial Officer

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 3 Safe Harbor Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation includes forward-looking statements as that term is defined by the federal securities laws, including statements concerning our business plans and strategy, projected profitability, performance or cash flows, future capital expenditures, our growth strategy, including our ability to grow organically and through M&A, anticipated financing needs, business trends, our capital allocation strategy, liquidity and capital management, and other information that is not historical information. Forward looking statements are generally identified by the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "looks," and future or conditional verbs, such as "will," "should," "could" or "may," as well as variations of such words or similar expressions. All forward- looking statements are based upon our current expectations and various assumptions and, there can be no assurance that our current expectations will be achieved. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on the risks that may affect our business is included in filings we make with the Securities and Exchange Commission from time to time, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and in our other SEC filings. We undertake no obligation to update or revise forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation that is not calculated according to GAAP (“non- GAAP”), such as adjusted net income, adjusted earnings per diluted share, EBITDA, adjusted EBITDA, adjusted EBITDA margin, REBITDA, REBITDA margin, REBITDA flow-through and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the appendix that accompanies this presentation.

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 4 Rental Revenue $378 $387 $400 $527 $654 2019 2020 2021 2022 2023 Total Revenues $476 $437 $453 $568 $740 2019 2020 2021 2022 2023 Adjusted EBITDA¹ $142 $146 $184 $237 $308 2019 2020 2021 2022 2023 29.9% 33.9% 40.7% 41.7% 41.6% 2019 2020 2021 2022 2023 $1.09 $1.92 $2.28 24% 30%30% $ in millions $ in millions $ in millions 19% Adjusted EBITDA Margin¹Earnings Per Diluted Share ROIC2 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 20 2. The company’s ROIC metric uses after-tax operating income for the trailing 12 months divided by average stockholders’ equity, debt and deferred taxes, net of average cash. To mitigate the volatility related to fluctuations in the company’s tax rate from period to period, the U.S. federal corporate statutory tax rate of 21% was used to calculate after-tax operating income. 5.5% 6.1% 6.3% 9.8% 10.6% 2019 2020 2021 2022 2023 First Quarter Financial Highlights: Accelerating Performance $(0.23) $(0.13) 2019 2020 2021 2022 2023

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 5 Equipment rental market in N.A. grew 6%1 in Q1 2023 • Return to 1Q normal seasonal demand across regions, end markets • Shift from equipment ownership to rental continues • Supply chain constraints persist • Ongoing industry rate discipline contributed to positive trends HRI equipment rental revenue grew 24% in Q1 2023 • Record 1Q rental rate growth at 7% YoY • Seasonal demand as expected across all regions, equipment categories • Double-digit growth across core fleet categories and Pro-Solutions offerings • Strategic acquisitions contributed 25% of YoY growth HRI Total revenues grew 30% in Q1 2023 • Strong used equipment market; disposals increase with fleet life cycle management First Quarter 2023 Highlights 1. Source: ARA / IHS Global Insights as of February 2023

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 6 Optimize branch network for fleet / operating efficiencies at scale • Completed 3 acquisitions - 6 locations; opened 3 greenfield locations Enhance fleet mix • Expanded high-margin specialty fleet by 27% at OEC YoY Support customers’ efficiency goals through data and telematics • Rolling out advanced customer-facing digital capabilities: ProControl Next Gen™ Commit to purposeful, integrated and evolving ESG goals • Recognized as a Great Place to Work Certified™ Company in Canada • Maintained Safety TRIR at best-in-class level Prioritize Capital and Invest Responsibly • Disciplined investment in fleet and strategic M&A • Repurchased ~460,000 shares; raised quarterly dividend 10% Q1 2023: Delivering on Growth Strategies Grow the Core Expand Specialty Elevate Technology Integrate ESG Allocate Capital Strategies to Accelerate ROIC and Increase Shareholder Returns:

Operations Review Aaron Birnbaum Senior Vice President and Chief Operating Officer

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 8 Q1 2023 Focusing on Safety Herc's Safety Program integrated into all acquisitions Total Recordable Incident Rate Improved to 0.45 Continuing focus on Perfect Days • All branches reported > 97% Perfect Days • Perfect Days are those with no: ◦ OSHA reportable incidents ◦ At-fault moving vehicle accidents ◦ DOT violations

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 9 Delivering on Growth Strategies Expanding Through Acquisitions Adding locations though acquisitions increases density and market share in urban markets • Q1: 3 acquisitions - 6 locations; 3 greenfield locations opened • Q1 2023 acquisitions in top 50 MSAs in the U.S. Synergies through cross selling of adjacent product lines, fleet efficiencies and rate improvement Acquiring talented workforce and local customer relationships Average EBITDA Multiple to date ~5.5x Synergized Multiple Opportunity 3.5x - 4.5x Strategic M&A Opportunity ~$500 million per year Pipeline of acquisition opportunities remains strong

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 10 Equipment rental revenue +24%; Q1 record $654 million 1Q:23 demand in line with normal seasonal expectations Core business continues to benefit from solid operating performance across all regions ProSolutions contributing significant revenue growth YoY Pricing tools support discipline and greater market insight Average fleet at OEC increased 29% in Q1 2023 • Supply still constrained for core fleet • Took delivery of delayed 2022 orders in Q1:23 to ensure supply for peak season Delivering on Growth Strategies

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 11 Diversifying Fleet to Enhance Utilization Specialty 24% Aerial 23% Earthmoving 13% Material Handling 17% Other 23% 1. Original equipment cost based on ARA guidelines. As of March 31, 2023. Fleet Expenditures at OEC1 Fleet Composition $5.9 billion at OEC1 $253 $327 $311 $327$348 2022 2023 Q1 Q2 Q3 Q4 $64 $64 $54 $140$144 2022 2023 Q1 Q2 Q3 Q4 Fleet Disposals at OEC1 $ in millions $ in millions Fleet disposals at OEC in Q1 2023 were $144 million, generating ~52% proceeds as a percent of OEC Average age of disposals was 90 months in Q1 2023 Average fleet age of 47 months at March 31, 2023

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 12 Business Model Driving Growth Q1 Local vs. National Mix National: 45% Local: 55% • Diverse customer mix and base of large national customers drives sales strategy and growth opportunities ◦ 1Q:23 RFP cadence remains strong ◦ EV, semi-conductor, petrochemical, food & beverage, LNG plants, MRO • 1Q:23 new local-customer account revenue continued to be a solid source of growth ◦ Roads, healthcare, schools, data centers, utilities Industrial Chip manufacturing Electric vehicle manufacturing Energy Petrochemical Industrial plant maintenance Infrastructure Airports Roads, bridges and tunnels Transmission & distribution High-speed rail LNG investments Renewable energy Underground utilities Flood control Specialty Climate control Emergency response Power generation Pumping solutions Trench solutions

Financial Review Mark Humphrey Senior Vice President and Chief Financial Officer

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 14 Q1 2023 Financial Results Three Months Ended March 31, $ in millions, except per share data 2023 2022 2023 vs 2022 % Change Equipment Rental Revenue $654 $527 24% Total Revenues $740 $568 30% Net Income $67 $58 16% Earnings Per Diluted Share $2.28 $1.92 19% Adjusted Net Income1 $69 $59 17% Adjusted Earnings Per Diluted Share1 $2.35 $1.95 21% Adjusted EBITDA1 $308 $237 30% Adjusted EBITDA Margin1 41.6% 41.7% (10) bps REBITDA Margin1,2 42.4% 42.3% 10 bps REBITDA YoY Flow-Through1,2 42.6% 37.6% 500 bps Average Fleet3 (YoY) 29.3% 23.4% 590 bps Pricing3 (YoY) 7.0% 4.3% 270 bps ROIC 10.6% 9.8% 80 bps 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 20 2. REBITDA measures contribution from our core rental business without impact of sales of equipment, parts and supplies 3. Based on ARA guidelines

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 15 Pricing and Utilization Performance Pricing1 4.3% 5.5% 6.2% 6.6% 7.0% 2022 2023 Q1 Q2 Q3 Q4 YoY Fleet Growth and On Rent at OEC1 23.2% 29.3% Avg. Fleet On Rent Avg. Fleet Q1 Q2 Q3 Q4 $ Utilization2 41.4% 42.5% 45.3% 43.5% 39.7% 2022 2023 Q1 Q2 Q3 Q4 1. YoY Change. Based on ARA guidelines. 2. Based on ARA guidelines Fleet growth outpaced fleet on rent as continued supply chain challenges have disrupted the optimal cadence of deliveries Continued fleet deliveries ensure capacity for upcoming construction season Dollar utilization impacted by fleet deliveries into the seasonally slower first quarter

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 16 Disciplined Capital Management Maturities As of March 31, 2023 $ in millions $1,200 $1,673 $295 2023 2024 2025 2026 2027 No near-term maturities and ample liquidity2 of $1.5 billion provide financial flexibility Net capital expenditures outpaced cash flow from operations due to investments in growth, resulting in free cash outflow of $78 million for the first quarter Net leverage3 of 2.5x, compared with 2.4x in December 2022, within target range of 2.0x to 3.0x Quarterly dividend increased by 10% to $0.6325 per share, paid on March 9, 2023 to shareholders of record as of February 22, 2023 Q1 share repurchases of ~460,000 shares for $52 million Credit Ratings: Moody's upgraded HRI to Ba2 1. The AR Facility is excluded from current maturities of long-term debt as the Company has the intent and ability to consummate refinancing and extend the term of the agreement 2. Total liquidity includes cash and cash equivalents and the unused commitments under the ABL Credit Facility and AR Facility 3. For a definition and calculation, see the Appendix beginning on Slide 20 $64 Finance Leases 2023-2030 AR Facility1 ABL Credit Facility Senior Unsecured Notes Credit Ratings: Moody’s CFR Ba2 S&P BB-/Stable

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 17 Continued Strength in Key End Markets N.A. Equipment Rental Market1 $45 $47 $49 $52 $55 $50 $54 $61 $63 $65 $67 $70 15 16 17 18 19 20 21 22 23E 24E 25E 26E 1. Source: ARA / IHS Global Insights as of February 2023 3. Source: American Institute of Architects (AIA) as of March 2023 2. Source: IIR as of February 2023 4. Source: Dodge Analytics U.S. as of January 2023 $ in billions Industrial Spending2 $303 $299 $310 $317 $329 $308 $318 $352 $397 $386 $371 $372 15 16 17 18 19 20 21 22 23E 24E 25E 26E $ in billions Non-Residential Starts4 $229 $258 $288 $298 $317 $260 $300 $427 $412 $412 $439 $465 15 16 17 18 19 20 21 22 23E 24E 25E 26E $ in billions — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — Architecture Billings Index3 15 16 17 18 19 20 21 22 Jan-23 March 50.4 50

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 18 Affirming 2023 Guidance Key Assumptions: • Above-market revenue growth on strong project pipeline, geographic expansion, cross-selling, and accelerating opportunities from mega projects, federal infrastructure funding • Disciplined focus supports continued pricing improvements • Fleet sales ramp up; used equipment market remains historically strong • Continued focus on operating leverage to improve margins • REBITDA Flow Through in 50%-60% range • Interest expense rises to reflect Fed rate increases and continued M&A funding • Tax rate ~25% Metric 2022 Actual 2023 Guidance % Change over 2022 Adjusted EBITDA $1,227 million $1.45 billion to $1.55 billion 18% to 26% Net Rental Equipment Expenditures $1,047 million $1.0 billion to $1.2 billion (4)% to 15%

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 19 Purpose, Vision, Mission and Values We equip our customers and communities to build a brighter future

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 20

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 21 Glossary of Terms Commonly Used in the Industry OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). Fleet Age: The OEC weighted age of the entire fleet, based on ARA guidelines. Net Fleet Capital Expenditures: Capital expenditures of rental equipment minus the proceeds from disposal of rental equipment. Dollar Utilization ($ UT): Dollar utilization is an operating measure calculated by dividing equipment rental revenue (excluding re-rent, delivery, pick-up and other ancillary revenue) by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines. Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are based on ARA guidelines and are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix.

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 22 Our Strategy is Delivering Results Equipment Rental Revenue Adjusted EBITDA1 $1,702 $1,544 $1,910 $2,552 $2,678 2019 2020 2021 2022 TTM 2023 $741 $689 $895 $1,227 $1,298 2019 2020 2021 2022 TTM 2023 Net Leverage2 2.8x 2.4x 2.1x 2.4x 2.5x 2019 2020 2021 2022 Q1 2023 Adjusted EBITDA Margin1 37.1% 38.7% 43.2% 44.8% 44.6% 2019 2020 2021 2022 TTM 2023 $ in millions 1. For a definition and reconciliation to the most comparable GAAP financial measure, see slides 24 and 27 and previously filed presentations 2. For a definition and calculation, see slide 28

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 23 Reconciliation of Net Income and Adjusted Earnings Per Diluted Share Adjusted Net Income and Adjusted Earnings Per Diluted Share - Adjusted Net Income represents the sum of net income, merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, loss on extinguishment of debt, impairment charges, gain (loss) on the disposal of a business and certain other items. Adjusted Earnings per Diluted Share represents Adjusted Net Income divided by diluted shares outstanding. Adjusted Net Income and Adjusted Earnings Per Diluted Share are important measures to evaluate our results of operations between periods on a more comparable basis and to help investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business. (1) The tax rate applied for adjustments is 25.7% and reflects the statutory rates in the applicable entities Three Months Ended March 31, 2023 2022 Net income $67 $58 Merger and acquisition related costs 2 1 Other 1 — Tax impact of adjustments(1) (1) — Adjusted net income $69 $59 Diluted common shares 29.4 30.4 Adjusted earnings per diluted share $2.35 $1.95

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 24 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through EBITDA, Adjusted EBITDA, and REBITDA - EBITDA represents the sum of net income, provision (benefit) for income taxes, interest expense, net, depreciation of rental equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain (loss) on disposal of a business and certain other items. REBITDA represents Adjusted EBITDA excluding the gain (loss) on sales of rental equipment and new equipment, parts and supplies. EBITDA, Adjusted EBITDA and REBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, none of these measures purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. Adjusted EBITDA Margin, REBITDA Margin and REBITDA Flow-Through - Adjusted EBITDA Margin (Adjusted EBITDA / Total Revenues) is a commonly used profitability ratio. REBITDA Margin (REBITDA / Equipment rental, service and other revenues) and REBITDA Flow- Through (the year-over-year change in REBITDA/the year-over-year change in Equipment rental, service, and other revenues) are useful operating profitability ratios to management and investors.

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 25 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through $ in millions Three Months Ended March 31, 2023 2022 Net income $67 $58 Income tax provision 8 9 Interest expense, net 48 23 Depreciation of rental equipment 152 119 Non-rental depreciation and amortization 26 21 EBITDA 301 230 Non-cash stock-based compensation charges 4 6 Merger and acquisition related costs 2 1 Other 1 — Adjusted EBITDA 308 237 Less: Gain (loss) on sales of rental equipment 25 9 Less: Gain (loss) on sales of new equipment, parts and supplies 3 3 Rental Adjusted EBITDA (REBITDA) $280 $225 Total Revenues $740 $568 Less: Sales of rental equipment 71 28 Less: Sales of new equipment, parts and supplies 8 8 Equipment rental, service and other revenues $661 $532 Total Revenues $740 $568 Adjusted EBITDA $308 $237 Adjusted EBITDA Margin 41.6% 41.7 % Equipment rental, service and other revenues $661 $532 REBITDA $280 $225 REBITDA Margin 42.4% 42.3 % YOY Change in REBITDA $55 YOY Change in Equipment rental, service and other revenues $129 YOY REBITDA Flow-Through 42.6%

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 26 REBITDA Margin Quarterly Trend $ in millions Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 Q1 2023 Total Revenues $568 $639 $745 $786 $2,738 $740 Less: Sales of rental equipment 28 19 22 57 126 71 Less: Sales of new equipment, parts and supplies 8 9 10 9 36 8 Equipment rental, service and other revenues $532 $611 $713 $720 $2,576 $661 Net income $58 $72 $101 $98 $329 $67 Income tax provision 9 25 34 35 103 8 Interest expense, net 23 25 33 41 122 48 Depreciation of rental equipment 119 130 140 147 536 152 Non-rental depreciation and amortization 21 23 26 26 96 26 EBITDA $230 $275 $334 $347 $1,186 $301 Non-cash stock-based compensation charges 6 5 9 7 27 4 Impairment — 1 — 2 3 — Merger and acquisition related costs 1 2 2 2 7 2 Other(1) — 1 — 3 4 1 Adjusted EBITDA $237 $284 $345 $361 $1,227 $308 Less: Gain on sales of rental equipment 9 5 6 17 37 25 Less: Gain on sales of new equipment, parts and supplies 3 4 4 4 15 3 Rental Adjusted EBITDA (REBITDA) $225 $275 $335 $340 $1,175 $280 REBITDA Margin 42.3% 45.0% 47.1% 47.3% 45.7% 42.4 % YOY REBITDA Flow-Through 37.6% 47.7% 50.5% 53.9% 48.1% 42.6% (1) Pension settlement and spin-off costs are included in Other.

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 27 REBITDA Margin Annual Trend $ in millions 2018 2019 2020 2021 2022 Total Revenues $1,978 $1,999 $1,781 $2,074 $2,738 Less: Sales of rental equipment 256 242 198 113 126 Less: Sales of new equipment, parts and supplies 49 44 28 31 36 Equipment rental, service and other revenues $1,673 $1,713 $1,555 $1,930 $2,576 Net income $69 $47 $74 $224 $329 Income tax provision (benefit) — 16 21 67 103 Interest expense, net 137 174 92 86 122 Depreciation of rental equipment 387 410 403 420 536 Non-rental depreciation and amortization 58 62 64 68 96 EBITDA $651 $709 $654 $865 $1,186 Restructuring 5 8 1 — — Spin-off costs 15 — — — 1 Non-cash stock-based compensation charges 14 19 16 23 27 Impairment — 4 15 3 3 Merger and acquisition related costs — — — 3 7 Loss on disposal of business — — 3 — — Other 1 1 — 1 3 Adjusted EBITDA $686 $741 $689 $895 $1,227 Less: Gain (loss) on sales of rental equipment 12 (2) (5) 20 37 Less: Gain on sales of new equipment, parts and supplies 11 11 8 10 15 Rental Adjusted EBITDA (REBITDA) $663 $732 $686 $865 $1,175 REBITDA Margin 39.6% 42.7% 44.2% 44.8% 45.7 % YOY REBITDA Flow-Through 54.8% 169.3% 27.9% 47.5% 48.1%

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 28 Calculation of Net Leverage Ratio Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve-month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies. $ in millions Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Long-Term Debt, Net $2,142 $2,503 $2,762 $2,922 $3,215 (Plus) Current maturities of long-term debt 11 11 11 12 12 (Plus) Unamortized debt issuance costs 6 6 5 5 5 (Less) Cash and Cash Equivalents (23) (52) (57) (54) (40) Net Debt $2,136 $2,468 $2,721 $2,885 3,192 Trailing Twelve-Month Adjusted EBITDA $947 $1,024 $1,123 $1,227 1,298 Net Leverage 2.3x 2.4x 2.4x 2.4x 2.5x

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 29 Reconciliation of Free Cash Flow Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less rental equipment expenditures and non-rental capital expenditures, plus proceeds from disposal of rental equipment, proceeds from disposal of property and equipment, and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt, fund potential acquisitions and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures. $ in millions Three Months Ended March 31, Year Ended December 31, 2023 2022 2021 2020 2019 Net cash provided by operating activities $235 $143 $744 $611 $636 Rental equipment expenditures (332) (287) (594) (344) (638) Proceeds from disposal of rental equipment 49 29 107 193 224 Net Fleet Capital Expenditures (283) (258) (487) (151) (414) Non-rental capital expenditures (33) (13) (48) (41) (57) Proceeds from disposal of property and equipment 3 2 5 7 8 Other — (5) — — 4 Free Cash Flow (78) (131) 214 426 177 Acquisitions, net of cash acquired (138) (73) (431) (46) (4) Proceeds from disposal of business — — — 25 — (Increase) decrease in Net Debt, excluding financing activities ($216) ($204) ($217) $405 $173

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 30 Historical Fleet at OEC1 (1) Original equipment cost based on ARA guidelines (2) Other includes acquisitions and divestitures of businesses $ in millions FY 2018 FY 2019 FY 2020 FY 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 Q1 2023 Beginning Balance $3,651 $3,777 $3,822 $3,589 $4,381 $4,593 $5,097 $5,421 $4,381 $5,637 Expenditures $774 $627 $349 $725 $253 $327 $311 $327 $1,218 $348 Disposals ($607) ($593) ($551) ($286) ($64) ($64) ($54) ($140) ($322) ($144) Foreign Currency / Other(2) ($41) $11 ($31) $353 $23 $241 $67 $29 $360 $74 Ending Balance $3,777 $3,822 $3,589 $4,381 $4,593 $5,097 $5,421 $5,637 $5,637 $5,915 Proceeds as a percent of OEC 37.8% 40.9% 37.0% 41.8% 45.0% 46.6% 42.5% 44.2% 44.4% 51.5%

NYSE: HRI ©2023 Herc Rentals Inc. All Rights Reserved. 31 For additional information, please contact: Leslie Hunziker SVP Investor Relations leslie.hunziker@hercrentals.com 239 301-1675